RMB Japan Fund
Portfolio Holdings As of March 31, 2020 (Unaudited)

	Number of
	Shares	Value
Common Stocks 95.5%
(percentage of net assets)
JAPAN 95.5%
COMSYS Holdings Corp.	73,500	$1,882,317
Daiichi Sankyo Co. Ltd.	8,200	563,148
Hitachi Ltd.	43,380	1,246,152
Horiba Ltd.	34,000	1,679,333
Invincible Investment Corp.	4,072	918,646
Isuzu Motors Ltd.	120,500	797,454
ITOCHU Corp.	48,000	993,342
Kao Corp.	14,000	1,140,555
Keyence Corp.	9,600	3,086,520
Kubota Corp.	81,500	1,036,602
Matsumotokiyoshi Holdings Co. Ltd.	31,200	1,137,346
MS&AD Insurance Group Holdings, Inc.	63,970	1,784,836
Murata Manufacturing Co. Ltd.	45,300	2,252,078
Nidec Corp.	31,000	1,597,570
Nihon Kohden Corp.	17,700	668,446
Nippon Telegraph & Telephone Corp.	40,600	971,015
Nishimoto Co. Ltd.	41,321	771,805
Nomura Real Estate Holdings, Inc.	90,400	1,462,741
OPT Holding, Inc.	100,700	1,283,742
Oracle Corp. Japan	15,000	1,308,344
ORIX Corp.	125,639	1,498,957
OSG Corp.	50,600	670,967
Otsuka Holdings Co. Ltd.	23,500	916,932
Recruit Holdings Co. Ltd.	62,800	1,622,204
Shimano, Inc.	6,600	941,248
Shin-Etsu Chemical Co. Ltd.	18,859	1,853,599
Shionogi & Co. Ltd.	51,500	2,536,864
SMC Corp.	3,375	1,414,948
SoftBank Group Corp.	34,402	1,217,913
Sony Corp.	24,228	1,435,111
Sumitomo Bakelite Co. Ltd.	36,206	761,591
Sumitomo Mitsui Financial Group, Inc.	48,100	1,168,512
Suntory Beverage & Food Ltd.	59,500	2,248,440
Taisei Corp.	33,700	1,027,785
Takuma Co. Ltd.	185,028	2,043,319
Toei Co. Ltd.	10,100	1,264,712
Tokyu Corp.	35,270	554,248
Toyota Motor Corp.	43,000	2,591,392
TV Asahi Holdings Corp.	114,810	1,740,044
		54,090,778
Total Common Stocks (Cost $58,393,782)		54,090,778

Short-Term Investments 2.0%
(percentage of net assets)
MONEY MARKET FUNDS 2.0%
First American Government Obligations Fund - Class X - 0.43% [a]	1,147,780	1,147,780
Total Short-Term Investments (Cost $1,147,780)		1,147,780

Total Investments 97.5% (Cost $59,541,562)		$55,238,558
Cash and other assets, less liabilities 2.5%		1,389,297
Net Assets 100.0%		$56,627,855

a	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS ®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a
service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

Investment Valuation
Portfolio securities and any other Fund assets shall be valued each day on which the New York Stock Exchange is open for business, using readily available market quotations at such times as are established in the Trust’s registration statement. The valuation methods below are listed in order of priority; the highest priority shall be employed when available, portfolio securities shall be fair valued by RMB’s Valuation Committee in conformity with the fair valuation provisions below. If none of the listed valuation methods are available, portfolio securities shall be fair valued by RMB’s Valuation Committee in conformity with the fair valuation provisions below.

Equity Securities, Warrants, Exchange Trading Funds (‘‘ETFs’’), and American Depository Receipts (‘‘ADRs’’) Listed on a U.S. Exchange. The market value shall be the last reported sale price on the market on which the security primarily trades. If there is no such last sale reported, securities will be valued at the mean between the closing bid and closing asked prices on the primary market.

Equity Securities on NASDAQ. The market value shall be the NASDAQ Official Closing Price or ‘‘NOCP.’’ The NOCP is determined by NASDAQ to be the last reported sale price, unless the last sale price is above or below the last reported bid and asked prices. If the last reported bid and asked price is above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked price is below the last sale price, the last reported asked price will serve as the NOCP. If no last sales price is reported, the securities will be valued at the mean between the closing bid and closing asked price on the market on which the security primarily trades.

Equity Securities traded on the Over-The-Counter (“OTC”) Market. The market value shall be the last reported sale in the OTC market on which the security primarily trades, such as the OTC Bulletin Board, Pink OTC Markets, Inc., or other recognized OTC market. If no last sale is reported, the securities will be valued at the mean between the closing bid and the closing asked price on the primary market.

Procedures to Address After-Market Events. If a significant event occurs in a foreign market on which a security primarily trades after the security’s closing price was established on the foreign exchange but before the Fund calculates its NAV, and causing the foreign security’s valuation price to no longer reflect actual value, such security’s fair value shall be determined through the use of an independent pricing service’s proprietary fair value pricing model. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAV may differ from quoted or official closing prices. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. The Funds’ use of fair value pricing is designed to more accurately reflect the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage; however, the Funds’
process may not be effective in preventing short-term NAV arbitrage trading.

At March 31, 2020	Level 1	Level 2	Level 3	Total
RMB Japan Fund
Assets
Common Stock*(a)	$-	$54,090,778	$-	$54,090,778
Short-Term Investments	1,147,780	-	-	1,147,780
Total Investments in Securities	$1,147,780	$54,090,778	$-	$55,238,558

*	Refer to the Fund's Portfolio Holdings for the breakdown of major categories
(a)	Certain securities moved to Level 2 classification when systematic fair valuation was used.
The aggregate market value of the common stocks labeled as Level 2 is being reflected in the following country.

RMB Japan
Fund
Japan	54,090,778
Total	$54,090,778